UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2005

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, West Point, Georgia 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 26, 2005, the Company announced its first quarter earnings for the 2005 fiscal year. A copy of the press release dated January 26, 2005, describing first quarter earnings is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	The following exhibits are furnished with this Report:

Exhibit No.	Description
99.1	Press release issued by Charter Financial Corporation (the “Company”) on January 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION

By:	/s/ Robert L. Johnson
Name:	Robert L. Johnson
Title:	President and Chief Executive Officer

Date: February 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 26, 2005.